EXHIBIT 99.1

                                 LEHMAN BROTHERS

                            STRUCTURED CREDIT TRADING

              Corporate Bond-Backed Certificates, Series 1997-CHR-1
                                     6/30/97

                           Indicative Summary of Terms
                           ---------------------------



Issuer: The Trust, which has been established under the laws of New York by Lehman ABS Corporation for the sole purpose of issuing the Certificates.

Certificates:               CORPORATE BOND-BACKED CERTIFICATES, Series
                            1997-CHR-1 (the "Certificates"). The Certificates will be offered in two classes, Class A-1 and Class
                            A-2, the Class A-1 certificates have the characteristics described below. Each class of Certificates represents an undivided beneficial interest in certain distributions of the Trust, and will be issued pursuant to the Trust Agreement.

Underlying Securities:      The sole assets of the Trust will be $50,000,000
                            Chrysler 7.45% Debentures maturing February 1, 2097
                            (the "Underlying Securities").

Ratings:                    A3

Notional Amount:            $50,000,000

Settlement Date:            July 10, 1997

Trust Termination Date:     February 1, 2017

Effect of Default of
Underlying Securities:      In the event of default of the Underlying Securities
                            each class of the Certificates will receive its respective share of the proceeds of the Underlying
                            Securities according to the Allocation Ratio. The
                            "Allocation Ratio" will be the ratio of (a) for the Class A-1 Certificates the present value (discounted at a rate of [TBD]% per annum) of the interest coupons of the Underlying Securities due or to become due on or prior to the Final Scheduled
                            Distribution Date and (b) for the A-2 Certificates the present value of the scheduled interest coupons and principal redemption of the Underlying
                            Securities after the Final Scheduled Distribution
                            Date (discounted at a rate of [TBD]% per annum).



Clients are advised to make an independent review and reach their own conclusions regarding the economic benefits and risks of this transaction, and the legal, tax and accounting aspects of this transaction as it relates to their particular circumstances, including without limitation, currently and prospectively, proposed IRS regulations concerning debt instruments with contingent payments. Although the indicative information set forth above is reflective of the terms, as of the specified date, under which Lehman Brothers believes an issuance of securities or other obligations might structured, no assurance can be given that such an issuance could in fact be executed and no specific issuer is obligated to issue such securities. This term sheet does not constitute an offer to sell or the solicitation of an offer to buy securities of the type generally described above. Actual offerings of securities of a particular issuer are made, in accordance with applicable law, by prospectus or other appropriate offering documents. The terms and conditions of this swap are subject to availability, credit approval and documentation.

                                 LEHMAN BROTHERS

                            STRUCTURED CREDIT TRADING

         Class A-2 Corporate Bond-Backed Certificates, Series 1997-CHR-1
                                     6/30/97

                           Indicative Summary of Terms
                           ---------------------------



Certificateholder:

Face Amount Purchased:     $11,017,000

Class A-2 Interest Distributions:         0.00%:
                                          (after February 1, 2017 Class A-2
                                          Certificateholders will receive a
                                          distribution of the Underlying
                                          Securities, the interest payments on
                                          which will be 7.45%)

Scheduled
Distribution Date:                        On February 1, 2017 the Class A-2
                                          Certificates will be entitled to a
                                          distribution of the Underlying
                                          Securities of the Trust.

Trust Distribution:                       On the Scheduled Distribution Date the
                                          Underlying Securities will be
                                          distributed to the Certificateholders
                                          on a pro rata basis.

Offering Price:

Offering Yield:

Proceeds of Purchase:



Clients are advised to make an independent review and reach their own conclusions regarding the economic benefits and risks of this transaction, and the legal, tax and accounting aspects of this transaction as it relates to their particular circumstances, including without limitation, currently and prospectively, proposed IRS regulations concerning debt instruments with contingent payments. Although the indicative information set forth above is reflective of the terms, as of the specified date, under which Lehman Brothers believes an issuance of securities or other obligations might structured, no assurance can be given that such an issuance could in fact be executed and no specific issuer is obligated to issue such securities. This term sheet does not constitute an offer to sell or the solicitation of an offer to buy securities of the type generally described above. Actual offerings of securities of a particular issuer are made, in accordance with applicable law, by prospectus or other appropriate offering documents. The terms and conditions of this swap are subject to availability, credit approval and documentation.

                                 LEHMAN BROTHERS
                            STRUCTURED CREDIT TRADING
         Class A-1 CORPORATE BOND-BACKED CERTIFICATES, Series 1997-CHR-1
                                     6/30/97
                           Indicative Summary of Terms
                           ---------------------------

Face Amount                $38,958,256
Class A-1 Distributions:


--------------------------------------------------------------------------------
DATE            CASHFLOW       INTEREST       PRINCIPAL      PRINCIPAL OUT ON
                                                             PAY DATE
--------------------------------------------------------------------------------
7/10/97                                                      38,958,266
8/1/97          1,819,986      1,380,854      439,132        38,519,124
2/1/98          1,860,250      1,396,318      463,932        38,055,192
8/1/98          1,860,250      1,379,501      480,749        37,574,443
2/1/99          1,860,250      1,362,074      498,176        37,076,266
8/1/99          1,860,250      1,344,015      516,235        36,580,031
2/1/00          1,860,250      1,325,301      534,949        36,025,082
8/1/00          1,860,250      1,305,909      554,341        35,470,741
2/1/01          1,860,250      1,285,814      574,436        34,896,305
8/1/01          1,860,250      1,264,991      596,259        34,301,046
2/1/02          1,860,250      1,243,413      616,837        33,684,209
8/1/02          1,860,250      1,221,053      639,197        33,045,012
2/1/03          1,860,250      1,197,882      662,368        32,382,644
8/1/03          1,860,250      1,173,871      686,379        31,696,264
2/1/04          1,860,250      1,148,990      711,260        30,985,004
8/1/04          1,860,250      1,123,206      737,044        30,247,960
2/1/05          1,860,250      1,096,489      763,761        29,484,199
8/1/05          1,860,250      1,068,802      791,448        28,692,751
2/1/06          1,860,250      1,040,112      820,138        27,872,613
8/1/06          1,860,250      1,010,382      849,868        27,022,746
2/1/07          1,860,250      979,575        880,675        26,142,070
8/1/07          1,860,250      947,650        912,600        25,229,470
2/1/08          1,860,250      914,568        945,682        24,283,789
8/1/08          1,860,250      880,287        979,983        23,303,826
2/1/09          1,860,250      844,764        1,015,486      22,288,340
8/1/09          1,860,250      807,952        1,052,298      21,236,042
2/1/10          1,860,250      769,807        1,090,443      20,145,598
8/1/10          1,860,250      730,278        1,129,972      19,015,626
2/1/11          1,860,250      639,316        1,170,934      17,844,693
8/1/11          1,860,250      646,870        1,213,380      16,631,313
2/1/12          1,860,250      602,885        1,257,365      15,373,948
8/1/12          1,860,250      557,306        1,302,944      14,071,004
2/1/13          1,860,250      510,074        1,350,176      12,720,828
8/1/13          1,860,250      461,130        1,399,120      11,321,708
2/1/14          1,860,250      410,412        1,449,838      9,871,869
8/1/14          1,860,250      357,855        1,502,396      8,369,475
2/1/15          1,860,250      303,393        1,556,857      6,812,618
8/1/15          1,860,250      246,957        1,613,293      5,199,326
2/1/16          1,860,250      188,476        1,671,774      3,527,551
8/1/16          1,860,250      127,374        1,732,376      1,795,175
2/1/17          1,860,250      65,075         1,795,175      --

--------------------------------------------------------------------------------

Offering Price:            $[ ]

Offering Yield:            10yr UST+[ ]%

Clients are advised to make an independent review and reach their own conclusions regarding the economic benefits and risks of this transaction, and the legal, tax and accounting aspects of this transaction as it relates to their particular circumstances, including without limitation, currently and prospectively, proposed IRS regulations concerning debt instruments with contingent payments. Although the indicative information set forth above is reflective of the terms, as of the specified date, under which Lehman Brothers believes an issuance of securities or other obligations might structured, no assurance can be given that such an issuance could in fact be executed and no specific issuer is obligated to issue such securities. This term sheet does not constitute an offer to sell or the solicitation of an offer to buy securities of the type generally described above. Actual offerings of securities of a particular issuer are made, in accordance with applicable law, by prospectus or other appropriate offering documents. The terms and conditions of this swap are subject to availability, credit approval and documentation.